UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                           -------------------------

                                   Form 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 8, 1998
                           -------------------------


                                    0-21602
                           (Commission File Number)
                           -------------------------

                            LCI INTERNATIONAL, INC.

            (Exact name of Registrant as specified in its charter)

               Delaware                              13-3498232
       (State or incorporation)                   (I.R.S. Employer
                                               Identification Number)

          8180 Greensboro Drive, Suite 800, McLean, Virginia 22102
            (Address of Registrant's principal executive office)


                                800-555-2124
                       (Registrant's telephone number)

ITEM 5.   OTHER EVENTS
     On  March 8,  1998,  LCI  International,  Inc.,  a  Delaware  corporation
("LCI"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Qwest Communications International Inc., a Delaware corporation ("Qwest"), and Qwest 1998-L Acquisition Corp., a wholly-owned subsidiary of Qwest ("Merger Sub"), providing for, among other things, the merger (the "Merger") of Merger Sub with and into LCI that will result in LCI becoming a wholly owned subsidiary of Qwest. The Merger Agreement and the joint press release of LCI and Qwest announcing the Merger are filed as
Exhibit 2 and Exhibit 99, respectively, to this Form 8-K.

     In connection with the execution of the Merger Agreement, on March 8, 1998, LCI, Philip F. Anschutz, the beneficial owner of not less than 170 million shares (the "Anschutz Shares") of Qwest common stock, and Anschutz Company, a Delaware corporation wholly owned by Mr. Anschutz and the record owner of the Anschutz Shares, entered into a Voting
Agreement (the "Voting Agreement") providing for, among other things, (1) the obligation of Mr. Anschutz to cause Anschutz Company to vote the Anschutz Shares to approve the issuance of shares of Qwest common stock pursuant to the Merger Agreement and an amendment to Qwest's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Qwest common stock and (2) certain restrictions on (i) the sale or other transfer of the record ownership and the beneficial ownership, or both, of the Anschutz Shares by Mr. Anschutz or Anschutz Company and (ii) the acquisition by Mr. Anschutz or Anschutz Company of beneficial ownership of additional shares of capital stock of Qwest from any person other than Qwest, in each case until the consummation of the Merger or the termination of the Merger Agreement.
The Anschutz Shares represent more than 80% of the issued and outstanding shares of Qwest common stock as of February 28, 1998. A copy of the Voting Agreement is attached as Exhibit 10.1 to this Form 8-K.

    In connection with the execution of the Merger Agreement, on March 8, 1998, LCI entered into an amendment (the "Rights Amendment") to the Rights Agreement dated as of January 22, 1997 between LCI and Fifth Third Bank, as Rights Agent (the "Rights Agreement"), to the effect that Qwest, Merger Sub and their affiliates shall not become an Acquiring Person (as defined in the Rights Agreement) by reason of the execution of the Merger Agreement or the consummation of the Merger. A copy of the Rights Amendment is attached as
Exhibit 10.2 to this Form 8-K.

     The foregoing descriptions of the Merger Agreement, the Voting Agreement and the Rights Amendment and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Voting Agreement, and the Rights Amendment.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

Exhibit Number                             Title
--------------                             -----

       2 Agreement and Plan of Merger dated as of March 8, 1998 among Qwest Communications International Inc., Qwest 1998-L Acquisition Corp. and LCI International, Inc.

     10.1 Voting Agreement dated as of March 8, 1998 among Philip F. Anschutz, Anschutz Company and LCI International Inc.

     10.2 First Amendment to Rights Agreement dated as of March 8, 1998 between LCI International, Inc. and Fifth Third Bank, as Rights Agent.

      99        Press Release of LCI and Qwest dated March 9, 1998

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  LCI INTERNATIONAL, INC.

                                       /s/ Lee M. Weiner
                                  By:  ---------------------------------------
                                       Lee M. Weiner
                                       Vice President - General Counsel

Date: March 9, 1998

                                 Exhibit Index

Exhibit Number                              Title
--------------                              -----

       2 Agreement and Plan of Merger dated as of March 8, 1998 among Qwest Communications International Inc., Qwest 1998-L Acquisition Corp. and LCI International, Inc.

     10.1 Voting Agreement dated as of March 8, 1998 among Philip F. Anschutz, Anschutz Company and LCI International, Inc.

     10.2 First Amendment to Rights Agreement dated as of March 8, 1998 between LCI International, Inc. and Fifth Third Bank, as Rights Agent.

      99        Press Release of LCI and Qwest dated March 9, 1998.